UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2024

Carlyle Credit Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	814-01248	81-5320146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 1.01 – Entry into a Material Definitive Agreement.
On October 29, 2024, Carlyle Credit Solutions, Inc. (the "Company") completed a $348,500,000 term debt securitization (the “CLO Transaction”), also known as a collateralized loan obligation issuance, which is a form of secured financing. The secured debt issued in the CLO Transaction was issued by the Company’s consolidated subsidiary Carlyle Direct Lending CLO 2024-1, LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”) and is backed by a portfolio of collateral obligations consisting of middle market loans as well as by other assets of the Issuer.
The CLO Transaction was executed by the issuance of the following classes of notes and loans pursuant to an indenture and security agreement dated as of October 29, 2024 (the "Original Closing Date") by and among the Issuer and Wilmington Trust, National Association (the “Indenture”):
•$92,500,000 of AAA Class A-1 Notes, which bear interest at SOFR plus 1.68%,
•$104,000,000 of AAA Class A-L1 Loans, which bear interest at SOFR plus 1.68%,
•$50,000,000 of AAA Class A-L2 Loans, which bear interest at SOFR plus 1.68%,
•$17,000,000 of AAA Class A-2 Notes, which bear interest at SOFR plus 2.00%,
•$25,500,000 of AA Class B Notes, which bear interest at SOFR plus 2.13%,
•$34,000,000 of A Class C Notes, which bear interest at SOFR plus 2.20%, and
•$25,500,000 of BBB- Class D Notes, which bear interest at SOFR plus 3.50% (together, the “CLO Debt”).
The Company will retain the Class C Notes and Class D Notes in connection with the CLO Transaction. Additionally, the Company holds $83,100,000 of subordinated securities issued by the Issuer in the form of 55.4 preferred interests ($1,500,000 per preferred interest) (the “Preferred Interests”). The Company received 100% of the preferred interests issued by the Issuer on the closing date of the CLO Transaction in exchange for the Company’s contribution to the Issuer of the initial closing date loan portfolio. The Preferred Interests do not bear interest.
The CLO Debt is secured by middle market loans and other assets of the Issuer. The CLO Debt is scheduled to mature in October 2037. The proceeds from the CLO Transaction were used to to repay outstanding debt of the Company’s consolidated subsidiaries and to pay expenses incurred in connection with the CLO Transaction.
The CLO Debt is the secured obligation of the Issuer, and the Indenture includes customary covenants and events of default. The CLO Debt has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.
Carlyle Global Credit Investment Management L.L.C. will serve as the collateral manager for the Issuer under the collateral management agreement dated as of the Closing Date (the "Collateral Management Agreement").
The above description of the documentation related to the CLO Transaction contained in this Current Report on Form 8-K do not propose to be complete and are qualified in their entirety by reference to the underlying agreements, including the Indenture and the Collateral Management Agreement, each filed as exhibits hereto and incorporated by reference herein.
Item 9.01 – Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

10.1	Indenture, dated as of October 29, 2024, by and between Carlyle Direct Lending CLO 2024-1, LLC, as Issuer, and Wilmington Trust, National Association, as Trustee.*

10.2	Collateral Management Agreement, dated as of October 29, 2024 by and between Carlyle Direct Lending CLO 2024-1, LLC, and Carlyle Global Credit Investment Management L.L.C.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Filed herewith

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Credit Solutions, Inc.

By:	/s/ Joshua Lefkowitz
Name:	Joshua Lefkowitz
Title:	Secretary

Date: November 4, 2024